RIVERNORTH/DOUBLELINE STRATEGIC OPPORTUNITY FUND, INC.
ANNOUNCES FINAL RESULTS OF RIGHTS OFFERING

Chicago, IL ‒ December 13, 2019 ‒ RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) (NYSE: OPP) is pleased to announce the final results of its transferable rights offering (the “Offering”).  The Fund will issue a total of 2,371,081 new common shares as a result of the Offering, which closed on December 10, 2019 (the “Expiration Date”).

The subscription price of $16.21 per share in the Offering was established on the Expiration Date based on a formula equal to 92.5% of the reported net asset value on the Expiration Date. Gross proceeds received by the Fund, before any expenses of the Offering, are expected to total approximately $38.4 million.

The shares of common stock issued as a result of the rights offering will not be record date shares for the Fund’s monthly distributions paid in November or December 2019.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy. Investors should read the prospectus supplement and accompanying prospectus, when available, and consider the investment objective, risks, fees and expenses of the Fund carefully before investing. To obtain a copy of the prospectus supplement and accompanying prospectus, when available, or the Fund’s annual report or semi-annual report, each of which contains this and other information about the Fund, visit www.rivernorth.com or call 855.862.6092. Please read them carefully before investing.

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RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

The investment objective of the Fund is current income and overall total return.  The Fund had approximately $266 million of total managed assets and 11.0 million shares of common stock outstanding as of November 30, 2019.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value.

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Common Shares, you should consider the risks as well as the other information in the prospectus.

RiverNorth Capital Management, LLC

RiverNorth is an investment management firm founded in 2000 that specializes in opportunistic strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is the manager to multiple registered and private funds.

Investor Contact
Chris Lakumb, CFA, CAIA
312.445.2336
clakumb@rivernorth.com

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